UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

THERMON GROUP HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6-(i)(1) and 0-11.

Your Vote Counts! THERMON GROUP HOLDINGS, INC. 2022 Annual Meeting Vote by July 31, 2022 11 :59 PM ET You invested in THERMON GROUP HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on August 01, 2022. Get informed before you vote View the Notice & Proxy Statement, 1 OK Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 18, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a number Vote in Person at the Meeting* August 01, 2022 11 :30 AM CDT Omni Barton Creek 8212 Barton Club Drive Austin, Texas 78735 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOTA VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) John U. Clarke 2) Linda A. Dalgetty 03) Roger L. Fix 04) Marcus J. George 05) Kevin J. McGinty 06) John T. Nesser, Ill 07) Bruce A. Thames 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2023. Board Recommends For For 3. To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as described in For the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".